UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
 Date of Report (Date of earliest event reported): February 10, 2026 (February 9, 2026)

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House, 2 Church Street
Hamilton HM 11, Bermuda
 Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value share	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement

Business Combination Agreement

On February 9, 2026, Valaris Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Valaris”) and Transocean Ltd., a Swiss corporation (“Transocean”) (Transocean and Valaris, collectively, the “Parties” and each, a “Party”), entered into a Business Combination Agreement (the “Agreement”) providing for the combination of the two Parties (the “Business Combination”). Pursuant to the Agreement, and on the terms and subject to the conditions thereof, Transocean will acquire of all the issued and outstanding common shares, par value $0.01 each, of Valaris (the “Valaris Shares”) in exchange for shares of Transocean, par value $0.10 each (the “Transocean Shares”), at an exchange ratio of 15.235 Transocean Shares for each Valaris Share (the “Exchange Ratio”). The Business Combination will be effected by way of a court-approved scheme of arrangement (“Scheme of Arrangement”) between Valaris and the holders of the Valaris Shares (the “Valaris Shareholders”) pursuant to section 99 of the Companies Act 1981 of Bermuda, as amended, on the terms set out the Scheme Document. The Transocean Shares are expected to be issued in reliance on the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), provided by Section 3(a)(10) thereof and pursuant to exemptions from registration under any applicable state securities laws. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Agreement. Following the consummation of the Business Combination, Transocean’s existing shareholders and Valaris’ existing shareholders will own approximately 53% and 47%, respectively, of the combined company.

Pursuant to the Agreement, and on the terms and subject to the conditions thereof, at the time on which the order of the Supreme Court of Bermuda providing for its sanction of the Scheme of Arrangement (the “Sanction Order”) is filed with the Registrar of Companies of Bermuda (the “Effective Time”), the Business Combination will become effective and Valaris will become a subsidiary of Transocean. The board of directors of each Party unanimously approved and declared advisable the Agreement and the transactions contemplated thereby, including the Business Combination.

Valaris Shares; Valaris Warrants

Pursuant to the Agreement, and on the terms and subject to the conditions thereof, at the Effective Time, each Valaris Share issued and outstanding immediately prior to the Effective Time (other than the Valaris Shares referenced in the next sentence) will be entitled to receive (a) a number of Transocean Shares equal to the Exchange Ratio and (b) any cash in lieu of fractional Transocean Shares. Each Valaris Share that is owned by (a) Valaris as treasury shares or owned by any Valaris Subsidiary or (b) Transocean or any Transocean Subsidiary, in each case, immediately prior to the Effective Time, will be canceled automatically and shall cease to exist and be issued and outstanding and no consideration shall be delivered in exchange therefor nor any repayment of capital made in respect thereof.

Pursuant to the Agreement, and on the terms and subject to the conditions thereof, at the Effective Time, each warrant (a “Valaris Warrant”) of Valaris issued pursuant to that certain Warrant Agreement, dated as of April 30, 2021, among Valaris, Computershare, Inc. and Computershare Trust Company, N.A. (the “Valaris Warrant Agreement”) that is outstanding and unexercised as of immediately prior to the Effective Time, shall immediately be assumed by Transocean, remain outstanding and, in lieu of the number of Valaris Shares then exercisable under such Valaris Warrant prior to the Effective Time, be exercisable for the Fundamental Transaction Consideration (as defined in the Valaris Warrant Agreement) multiplied by the number of Valaris Shares for which a Valaris Warrant is exercisable immediately prior to the consummation of the Business Combination.

Post-Closing Board of Directors

Pursuant to the Agreement, and on the terms and subject to the conditions thereof, following the consummation of the Business Combination and approval by the majority of the votes cast of Transocean Shares (“Transocean Shareholders”) Transocean’s board of directors will include two (2) current Valaris directors identified by Valaris and reasonably acceptable to Transocean.

Treatment of Valaris Equity Awards

The Agreement provides that, subject to limited exceptions, each Valaris restricted stock unit (“Valaris RSU”) that is outstanding immediately prior to the date of the Agreement (the “Agreement Date”) will:

(i)	vest at the Effective Time;
(ii)
be automatically converted into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares subject to such Valaris RSU multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris RSU, rounded to the nearest whole share; and

(iii)	except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled, retired and shall cease to exist.

Subject to limited exceptions, each Valaris performance-based restricted stock unit (“Valaris PSU”) that is outstanding immediately prior to the Agreement Date shall:

(i)	vest at the Effective Time with the number of Valaris Shares earned under such Valaris PSU being based on the actual achievement of the applicable performance goals as of the Effective Time;
(ii)
be converted automatically into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares earned pursuant to clause (i) above multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris PSU, and rounded to the nearest whole share; and

(iii)	except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled, retired and shall cease to exist.

As of the Effective Time, each Valaris RSU and Valaris PSU, that is granted after the Agreement Date and outstanding immediately prior to the Effective Time, shall be assumed by Transocean and converted into a Transocean time-based equity award. Each Transocean time-based equity award converted from a Valaris PSU will cover a number of Transocean Shares equal to the product of: (i) the target number of Valaris Shares subject to such Valaris PSU; and (ii) the Exchange Ratio, rounded to the nearest whole number of Transocean Shares.

Conditions to the Business Combination

The Parties’ respective obligations to complete the Business Combination are subject to the satisfaction or waiver of certain customary conditions set forth in the Agreement, including, but not limited to: (i) the receipt of the requisite approvals of the Valaris Shareholders and the Transocean Shareholders, (ii) the granting of the Sanction Order on terms consistent with the Agreement, (iii) the Transocean shares issued pursuant to the Agreement having been approved for listing on the NYSE, (iv) certain regulatory approvals having been obtained or any applicable waiting period having expired or been terminated, (v) no governmental authority within applicable jurisdictions having enacted or issued any law or order preventing or prohibiting the consummation of the Business Combination and (vi) the absence of a Transocean Material Adverse Effect or a Valaris Material Adverse Effect.

Regulatory Efforts

Each Party has agreed to use its respective reasonable best efforts to promptly take all actions necessary, proper or advisable to obtain regulatory approvals as soon as reasonably practicable, including by making all necessary filings with appropriate Governmental Authorities, responding as soon as reasonably practicable to any requests for information or meetings by Governmental Authorities, and defending any antitrust lawsuits or proceedings challenging the transactions; provided, however, that Transocean shall not be required to sell, hold separate or otherwise dispose of or conduct their business in a specified manner to the extent that such obligations or restrictions would result in a material adverse effect on either Party, in each case, subject to the terms of the Agreement.

Termination and Fees

The Agreement also contains certain customary termination rights in favor of each Party, including for the failure to receive the requisite approvals of the Valaris Shareholders and Transocean Shareholder. In addition, a Party may terminate the Agreement, prior to the receipt of the requisite approval of the other Party’s shareholders, if the other Party shall have made an Adverse Recommendation Change. In addition, either Valaris or Transocean may terminate the Agreement if the Effective Time shall not have occurred on or prior to February 9, 2027 (as such date may be extended in accordance with the terms of the Agreement).

In connection with a termination of the Agreement under specified circumstances, including if the Agreement is terminated by Transocean for Valaris having made an Adverse Recommendation Change, or certain other triggering events, Transocean will be required to pay to Valaris a termination fee of $195 million. In addition, if the Agreement is terminated under specified circumstances, including if the Agreement is terminated by Valaris for Transocean having made an Adverse Recommendation Change, or for certain other triggering events, Valaris will be required to pay to Transocean a termination fee of $173 million.

In other specified circumstances where the Agreement is terminated following the failure to obtain the requisite shareholder approval and the above referenced termination fee is not otherwise payable by the Party that failed to obtain such shareholder approval, the Party whose shareholders failed to approve the transactions contemplated by the Agreement will be required to pay the other Party up to, in the case of a payment by Transocean, $65 million, and in the case of Valaris, $58 million, as reimbursement for the other Party’s reasonable and documented fees and expenses in connection with the Agreement.

No Solicitation

The Agreement further provides that, from the date of the Agreement, each of Valaris and Transocean will be subject to certain restrictions on its ability to solicit an alternative Acquisition Proposal from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative Acquisition Proposals, subject to customary exceptions. Each Party is required to call a meeting of its shareholders to obtain the required approval of such Party’s shareholders described above and, subject to certain exceptions, to recommend that their respective shareholders approve such proposals. Neither Party has the ability to terminate to accept a Superior Proposal.

Representations, Warranties and Covenants

The Agreement contains customary representations, warranties and covenants for a transaction of this nature, including, among others, covenants obligating each Party to continue to conduct their respective businesses in the ordinary course, to cooperate in seeking regulatory approvals and not to engage in certain specified transactions or activities without the prior consent of the other Party.

The foregoing description of the Agreement and the transactions contemplated thereunder, including the Business Combination, is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of Agreement, which is hereby filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference. The Agreement and the foregoing description thereof have been included to provide investors and shareholders with information regarding the terms of the Agreement; they are not intended to provide any other factual information about Transocean. The representations, warranties and covenants contained in the Agreement were made only as of specified dates for the benefits of the Parties and may be subject to qualifications and limitations agreed upon by the Parties. In particular, in reviewing the representations, warranties and covenants contained in the Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the Parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”) and are also qualified in important part by confidential disclosure schedules exchanged between the Parties in connection with the Agreement. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the Agreement Date, which subsequent information may or may not be fully reflected in the Parties’ public disclosures. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Parties and their respective affiliates and the transactions contemplated by the Agreement that will be contained in or attached as an annex to the proxy statement that the Parties will file in connection with the transactions contemplated by the Agreement, as well as in the other filings that the Parties will make with the SEC.

Support Agreements

On February 9, 2026, in connection with the execution of the Agreement, (a) certain shareholders of Valaris holding in the aggregate approximately 18% of Valaris Shares outstanding (collectively, the “Valaris Supporting Shareholders”), entered into a Support Agreement with Transocean (the “Valaris Shareholder Support Agreement”) and (b) certain shareholders of Transocean holding in the aggregate approximately 9% of Transocean Shares outstanding (collectively, the “Transocean Supporting Shareholders” and together with the Valaris Supporting Shareholders, the “Supporting Shareholders”), entered into a Support Agreement with Valaris (the “Transocean Shareholder Support Agreement” and together with the Valaris Shareholder Support Agreement, the “Support Agreements”). The Support Agreements provide, on the terms and subject to the conditions thereof, that each Supporting Shareholder will vote the shares owned by such Supporting Shareholder at the time of the applicable shareholder meeting in favor of the transactions contemplated by the Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. These forward-looking statements are generally identified by the words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “project,” “might,” “could,” “expect,” “estimate,” “intend,” “strategy,” “plan,” “predict,” “potential,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.

Any statements about Transocean’s, Valaris’ or the combined company’s plans, objectives, expectations, strategies, beliefs or future performance or events constitute forward-looking statements. These forward-looking statements, including statements regarding the proposed transaction, are based on Transocean’s and Valaris’ current expectations, estimates, projections and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those expressed or implied by such forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. There is no assurance that these future events will occur as anticipated or that our results, estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Transocean’s and Valaris’ control.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory and shareholder approvals, and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (ii) potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transaction (including the ability of certain counterparties of Valaris to terminate or amend contracts upon a change of control) will harm Transocean’s or Valaris’ business, including current plans and operations, including during the pendency of the proposed transaction; (iv) the ability of Transocean or Valaris to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers, customers and partners; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Transocean’s or Valaris’ financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of Transocean’s or Valaris’ businesses; (ix) the inability of Transocean and Valaris to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies; (x) an inability to de-leverage on the expected timeline, or at all; (xi) the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Transocean and Valaris of the acquisition; (xii) the inability to successfully integrate Valaris’ operations with those of Transocean without unexpected cost or delay; (xiii) certain restrictions during the pendency of the proposed transaction that may impact Transocean’s or Valaris’ ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xv) the impact of inflation, tariffs, rising interest rates, and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship between China and Taiwan and ongoing trade disputes between the United States and China; (xvi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xvii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Transocean or Valaris to pay a termination fee; (xviii) the risk that Transocean’s or Valaris’ share price may decline significantly if the proposed transaction is not consummated; (xix) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (xx) commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contracts, downtime and other risks associated with offshore rig operations and changes in worldwide rig supply; (xxi) adverse weather or major natural disasters, including hurricanes; (xxii) the global and regional supply and demand for oil and gas; (xxiii) fluctuation of current and future prices of oil and gas; (xxiv) intention to scrap certain drilling rigs; (xxv) demand, competition and technology, supply chain and logistics challenges, consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition, changes in customer strategy and future levels of offshore drilling activity; (xxvi) estimated duration of customer contracts and contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, weather-related risks, risks associated with international operations, actions by customers and other third parties; (xxvii) increasing regulatory complexity, general economic, market, business and industry conditions, trends and outlook, general political conditions, including political tensions, conflicts and war, cybersecurity attacks and threats, uncertainty around the use and impacts of artificial intelligence applications, the effects of contagious illnesses including the spread of and mitigation efforts by governments, businesses and individuals and other factors, including those risks and uncertainties found in Transocean’s and Valaris’ respective filings with the SEC, including the risk factors discussed in Transocean’s and Valaris’ most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xxviii) those risks that will be described in future filings with the SEC and available from the sources indicated below.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Important Additional Information and Where to Find It

The transaction relates to the proposed business combination of Transocean and Valaris pursuant to the terms of the Business Combination Agreement, dated as of February 9, 2026, and is being made by way of a scheme of arrangement pursuant to section 99 of the Companies Act 1981, as amended, under the laws of Bermuda. In connection therewith, Transocean and Valaris intend to file relevant materials with the SEC, including, among other filings, a joint proxy statement on Schedule 14A of Transocean and Valaris that will be mailed or otherwise disseminated to shareholders of each of Transocean and Valaris seeking their approval of the parties’ respective transaction-related proposals. None of the securities to be issued pursuant to the scheme of arrangement are anticipated to be registered under the U.S. Securities Act or any state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws.

INVESTORS AND SHAREHOLDERS OF TRANSOCEAN AND VALARIS ARE URGED TO READ THE JOINT PROXY STATEMENT, THE BUSINESS COMBINATION AGREEMENT, THE SCHEME DOCUMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to buy, or the solicitation of an offer to sell, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for the joint proxy statement or any other document that Transocean or Valaris may file with the SEC and send to their respective shareholders in connection with the proposed transaction. Investors and shareholders will be able to obtain free copies of the joint proxy statement (when available) and other documents filed with the SEC by Transocean or Valaris through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Transocean will be available free of charge on Transocean’s website at www.deepwater.com under the tab “Investors” and under the heading “SEC Filings.” Copies of the documents filed with the SEC by Valaris will be available free of charge on Valaris’ website at www.valaris.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

This communication is not intended to constitute, and does not constitute, an offer or solicitation in or into Switzerland to purchase or invest in any securities, and no application has been made or will be made to admit any securities referred to herein to trading on any trading venue (i.e., exchange or multilateral trading facility) in Switzerland. Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein constitutes a prospectus within the meaning of the Swiss Financial Services Act of June 15, 2018, as amended (the “FinSA”), or advertising within the meaning of the FinSA.

Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein has been filed with or approved by any Swiss regulatory authority. In particular, no material relating to the transaction described herein or any securities referred to herein has been reviewed or approved by a Swiss reviewing body (Prüfstelle) pursuant to article 51 of the FinSA.

This communication is not subject to, and has not received approval from, either the Bermuda Monetary Authority or the Registrar of Companies of Bermuda and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. Securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.

Participants in the Solicitation

Transocean, Valaris and their respective directors and executive officers and certain other members of management and employees may be considered be participants in the solicitation of proxies from the shareholders of Transocean and Valaris in connection with the proposed transaction. Information about the interests of the directors and executive officers of Transocean and Valaris and other persons who may be deemed to be participants in the solicitation of shareholders of Valaris in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement, which will be filed with the SEC. Information about Transocean’s directors and executive officers is set forth in Transocean’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 and its proxy statement for its 2025 annual meeting, which was filed with the SEC on March 21, 2025. Information about Valaris’ directors and executive officers is set forth in Valaris’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025, its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 17, 2025, Valaris’ and any subsequent filings with the SEC. To the extent holdings of Transocean’s or Valaris’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information about the directors and executive officers of Transocean and Valaris and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of Transocean shareholders or Valaris’ shareholders generally, will be contained in the joint proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Transocean’s or Valaris’ website as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of February 9, 2026, between Transocean Ltd. and Valaris Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon its request. Certain portions of this Exhibit (indicated by [*]) have been redacted pursuant to Regulation S-K Item 601(b)(2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

Date: February 10, 2026	By:	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President, General Counsel and Secretary